SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 15, 2003
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(Earliest Event Reported)

Synovus Financial Corp.
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(Exact Name of Registrant as
Specified in its Charter)

Georgia	1-10312	58-1134883
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(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification
Number)

901 Front Avenue, Suite 301, Columbus, Georgia 31901
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(Address of principal executive offices)

(706) 649-2267
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(Registrant's Telephone Number)

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(Former name or former address, if changed since last report)

Item 5.   Other Events.
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     On January 15, 2003, Synovus Financial Corp. (“Registrant”) issued a press release with respect to its earnings for the year ended December 31, 2002.

     A copy of Registrant’s press release is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this
Form 8-K and made a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)	Financial Statements - None.

(b)	Pro Forma Financial Information - None.

(c)	Exhibits

99 - Registrant’s press release, January 15, 2003.

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Signature
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       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: January 15, 2003	BY: /s/ Kathleen Moates
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Kathleen Moates
Senior Deputy General Counsel

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